SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 21, 2000

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)

   State of New Jersey               1-9120                      22-2625848
    (State or other          (Commission  File Number)       (I.R.S.  Employer
     jurisdiction of                                         Identification No.)
     incorporation)

                          80 Park Plaza, P.O. Box 1171
                          Newark, New Jersey 07101-1171
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 973-430-7000

                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY
             (Exact name of registrant as specified in its charter)

     State of New Jersey               1-973                       22-1212800
    (State or other          (Commission  File Number)       (I.R.S.  Employer
     jurisdiction of                                         Identification No.)
     incorporation)

                           80 Park Plaza, P.O. Box 570
                          Newark, New Jersey 07101-0570
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 973-430-7000

Item 2. Acquisition or Disposition of Assets
--------------------------------------------

     The following information updates certain matters previously reported to the Securities and Exchange Commission in the Annual Report on Form 10-K for the year ended December 31, 1999, the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000 and June 30, 2000 and the Current Report on Form 8-K filed August 21, 2000 of Public Service Electric and Gas Company (PSE&G) and its parent, Public Service Enterprise Group Incorporated (PSEG).

     PSE&G, pursuant to the restructuring order issued by the New Jersey Board of Public Utilities (BPU), has transferred its electric generating facilities to PSEG Power LLC (Power), an unregulated power producing affiliate.

     The generating assets were transferred at the price specified in the BPU order - $2.443 billion plus $343 million for other generating related assets such as fuel, materials, and supplies. The parties have agreed to execute a supplemental agreement reflecting any change in the value of the assets if required as a result of a current appeal to the NJ Supreme Court of a lower court decision upholding the BPU's restructuring and securitization orders regarding PSE&G.

     The transfer, which was effective August 21, 2000, was in exchange for a note from Power in an amount equal to the purchase price. Until such note is paid, the assets transferred remain subject to the lien of PSE&G's First and Refunding Mortgage.


Item 7. Financial Statements and Exhibits
-----------------------------------------

     The  following  unaudited  pro  forma  condensed   consolidated   financial
statements are filed with this report:

     Unaudited  Pro Forma  Condensed  Consolidated  Balance Sheet as of June 30,
     2000                                                               Page F-1

     Unaudited Pro Forma Condensed Consolidated Statements of Income:

     Year Ended December 31, 1999                                       Page F-2

     Six Months Ended June 30, 2000                                     Page F-3

     The unaudited Pro Forma Condensed Consolidated Balance Sheet of PSE&G as of June 30, 2000 reflects the financial position of PSE&G after giving effect to the transfer discussed in Item 2 and assumes the transaction took place on June 30, 2000. The unaudited Pro Forma Condensed Consolidated Statements of Income
for the year ended  December  31,  1999 and the six months  ended June 30,  2000 assume that the transaction occurred on January 1, 1999, and are based on the operations of PSE&G for the year ended December 31, 1999 and the six months ended June 30, 2000.

     The unaudited pro forma condensed consolidated financial statements have been prepared based upon assumptions which Management believes are reasonable. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of PSE&G, or of the financial position or results of operations of PSE&G that would have actually occurred had the transaction been in effect as of the date or for the periods presented.

     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of PSE&G.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                                  (Registrant)

                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY
                                  (Registrant)



                  By:           PATRICIA A. RADO
                  --------------------------------------------
                                Patricia A. Rado
                          Vice President and Controller
                         (Principal Accounting Officer)




Date: September 5, 2000

                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY
       PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 2000
                              (Millions of Dollars)
                                   (Unaudited)



                                                          Historical    Generation(1)     Other       Pro Forma
                                                          ------------  -------------  ------------   -----------
CURRENT ASSETS
  Cash and Cash Equivalents                                      $ 29         $ (6)          $ -          $ 23
  Other                                                         1,923         (676)            -         1,247
                                                          ------------  -----------  ------------   -----------
       Total Current Assets                                     1,952         (682)            -         1,270
                                                          ------------  -----------  ------------   -----------

PROPERTY, PLANT AND EQUIPMENT
  Electric - Generation                                         2,298       (2,298)            -             -
  Electric - Transmission and Distribution                      5,214            -             -         5,214
  Gas - Distribution                                            3,094            -             -         3,094
  Other                                                           446          (10)            -           436
                                                          ------------  -----------  ------------   -----------
       Total                                                   11,052       (2,308)            -         8,744
  Accumulated depreciation and amortization                    (4,150)       1,117             -        (3,033)
                                                          ------------  -----------  ------------   -----------
       Net Property, Plant and Equipment                        6,902       (1,191)            -         5,711
                                                          ------------  -----------  ------------   -----------
NONCURRENT ASSETS
 Regulatory Assets                                              5,067            -             -         5,067
 Note Receivable                                                    -        2,760             -         2,760
 Other                                                            973         (744)            -           229
                                                          ------------  -----------  ------------   -----------
       Total Noncurrent Assets                                  6,040        2,016             -         8,056
                                                          ------------  -----------  ------------   -----------
TOTAL ASSETS                                                 $ 14,894        $ 143           $ -      $ 15,037
                                                          ============  ===========  ============   ===========
CURRENT LIABILITIES
  Commercial Paper and Loans                                  $ 1,782          $ -           $ -       $ 1,782
  Other                                                         1,305         (559)            -           746
                                                          ------------  -----------  ------------   -----------
       Total Current Liabilities                                3,087         (559)            -         2,528
                                                          ------------  -----------  ------------   -----------
NONCURRENT LIABILITIES
  Deferred Income Taxes and ITC                                 2,093           (7)          676 (2)     2,762
  Other                                                         2,116         (946)            -         1,170
                                                          ------------  -----------  ------------   -----------
       Total Noncurrent Liabilities                             4,209         (953)          676         3,932
                                                          ------------  -----------  ------------   -----------

COMMITMENTS AND CONTINGENT LIABILITIES                              -            -             -             -
                                                          ------------  -----------  ------------   -----------
CAPITALIZATION:
  LONG - TERM DEBT                                              3,101            -             -         3,101
                                                          ------------  -----------  ------------   -----------

  PREFERRED SECURITIES                                            683            -             -           683
                                                          ------------  -----------  ------------   -----------

  COMMON STOCKHOLDER'S EQUITY:
    Common Stock, issued: 132,450,344 shares                    2,563            -             -         2,563
    Retained Earnings                                             660            -             -           660
    Other                                                         591        1,655          (676)(2)     1,570
                                                          ------------  -----------  ------------   -----------
       Total Common Stockholder's Equity                        3,814        1,655          (676)        4,793
                                                          ------------  -----------  ------------   -----------
            Total Capitalization                                7,598        1,655          (676)        8,577
                                                          ------------  -----------  ------------   -----------
TOTAL LIABILITIES AND CAPITALIZATION                         $ 14,894        $ 143           $ -      $ 15,037
                                                          ============  ===========  ============   ===========


(1)  To eliminate  the assets and  liabilities  included in the balance sheet of
     PSE&G's  generation-related   business  as  of  June  30,  2000  that  were
     transferred to PSEG Power LLC in exchange for a note receivable.

(2) To record the deferred income tax relating to the difference between the book value of generation assets and the transfer price specified by the BPU.

                    PUBLIC SERVICE ELECTRIC AND GAS COMPANY
              PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                              (Millions of Dollars)
                                   (Unaudited)

                                                             Historical    Generation (1)       Other          Pro Forma
                                                            -------------  ----------------  -------------    -------------
    OPERATING REVENUES
      Electric Revenues
        Bundled                                                  $ 2,480          $ (1,689)           $ -            $ 791
        Generation                                                 1,005            (1,005)             -                -
        Transmission and Distribution                                688                 -              -              688
                                                            -------------  ----------------  -------------    -------------
         Total Electric Revenues                                   4,173            (2,694)             -            1,479
      Gas Distribution                                             1,717                 -              -            1,717
                                                            -------------  ----------------  -------------    -------------
         Total Operating Revenues                                  5,890            (2,694)             -            3,196
                                                            -------------  ----------------  -------------    -------------
    OPERATING EXPENSES
      Electric Energy Costs                                          958              (958)             -                -
      Gas Costs                                                    1,038                 -              -            1,038
      Operation and Maintenance                                    1,573              (689)             -              884
      Depreciation and Amortization                                  529              (224)             -              305
      Taxes Other Than Income Taxes                                  194               (19)             -              175
                                                            -------------  ----------------  -------------    -------------
           Total Operating Expenses                                4,292            (1,890)             -            2,402
                                                            -------------  ----------------  -------------    -------------
    OPERATING INCOME                                               1,598              (804)             -              794
    Other Income and Deductions                                       (2)                -            393  (2)         391
    Interest Expense                                                (387)                -              -             (387)
    Preferred Securities Dividend Requirements                       (46)                -              -              (46)
                                                            -------------  ----------------  -------------    -------------
    INCOME BEFORE INCOME TAXES AND                                 1,163              (804)           393              752
      EXTRAORDINARY ITEM
    Income Taxes                                                    (510)              290           (161) (2)        (381)
                                                            -------------  ----------------  -------------    -------------
    INCOME BEFORE EXTRAORDINARY ITEM                               $ 653            $ (514)         $ 232            $ 371
                                                            =============  ================  =============    =============


(1) To eliminate the income and expenses of the generation related business for the entire period. Various allocation methodologies were employed to separate the results of operations of the generation-related portion of PSE&G's business from PSE&G's historical financial statements. Revenue was calculated by unbundling the generation component of revenue from PSE&G's bundled rate for the generation, transmission and distribution of energy and adding any generation-related revenues, such as ancillary services and wholesale energy activity. Expenses, such as energy costs, operations and maintenance and depreciation and amortization were specifically identified by function.

(2) To reflect the interest income for the entire period relating to the pro forma note receivable from PSEG Power LLC in the amount of approximately $2.760 billion with an interest rate of 14.23%, assuming no prinicipal repayment during the period. Beginning August 21, 2000, PSE&G will receive interest from PSEG Power LLC based on the actual transfer price of $2.786 billion, less any future principal repayments, at a rate of 14.23%.




                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY
              PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
                              (Millions of Dollars)
                                   (Unaudited)

                                                             Historical     Generation (1)       Other          Pro Forma
                                                            -------------  ----------------  -------------    -------------
OPERATING REVENUES
      Electric Revenues
        Generation                                               $ 1,113          $ (1,113)           $ -              $ -
        Transmission and Distribution                                887                 -              -              887
                                                            -------------  ----------------  -------------    -------------
         Total Electric Revenues                                   2,000            (1,113)             -              887
      Gas Distribution                                             1,066                 -              -            1,066
                                                            -------------  ----------------  -------------    -------------
         Total Operating Revenues                                  3,066            (1,113)             -            1,953
                                                            -------------  ----------------  -------------    -------------
    OPERATING EXPENSES
      Electric Energy Costs                                          473              (473)             -                -
      Gas Costs                                                      679                 -              -              679
      Operation and Maintenance                                      773              (342)             -              431
      Depreciation and Amortization                                  170               (68)             -              102
      Taxes Other Than Income Taxes                                   88                (9)             -               79
                                                            -------------  ----------------  -------------    -------------
           Total Operating Expenses                                2,183              (892)             -            1,291
                                                            -------------  ----------------  -------------    -------------
    OPERATING INCOME                                                 883              (221)             -              662
    Other Income and Deductions                                       12                 -            196  (2)         208
    Interest Expense                                                (194)                -              -             (194)
    Preferred Securities Dividend Requirements                       (23)                -              -              (23)
                                                            -------------  ----------------  -------------    -------------
    INCOME BEFORE INCOME TAXES                                       678              (221)           196              653
    Income Taxes                                                    (276)               90            (80) (2)        (266)
                                                            -------------  ----------------  -------------    -------------
    NET INCOME                                                       402              (131)           116              387
    Preferred Stock Dividend Requirements                             (5)                -              -               (5)
                                                            -------------  ----------------  -------------    -------------
    EARNINGS AVAILABLE TO PUBLIC SERVICE
       ENTERPRISE GROUP INCORPORATED                               $ 397            $ (131)         $ 116            $ 382
                                                            =============  ================  =============    =============

(1) To eliminate the income and expenses of the generation related business for the entire period. Various allocation methodologies were employed to separate the results of operations of the generation-related portion of PSE&G's business from PSE&G's historical financial statements. Revenue was calculated by unbundling the generation component of revenue from PSE&G's bundled rate for the generation, transmission and distribution of energy and adding any generation-related revenues, such as ancillary services and wholesale energy activity. Expenses, such as energy costs, operations and maintenance and depreciation and amortization were specifically identified by function.

(2) To reflect the interest income for the entire period relating to the pro forma note receivable from PSEG Power LLC in the amount of approximately $2.760 billion with an interest rate of 14.23%, assuming no prinicipal repayment during the period. Beginning August 21, 2000, PSE&G will receive interest from PSEG Power LLC based on the actual transfer price of $2.786 billion, less any future principal repayments, at a rate of 14.23%.

